Exhibit 32.1

SECTION 1350 CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

In connection with the Quarterly Report of The Washington Post Company (the “Company”) on Form 10-Q for the period ended April 2, 2006 (the “Report”), I, Donald E. Graham, Chief Executive Officer (principal executive officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donald E. Graham
Donald E. Graham
Chief Executive Officer
May 9, 2006